                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                            CHESAPEAKE CORPORATION

                               Offer to Exchange
            up to (Pounds)115,000,000 aggregate principal amount of
                  10-3/8% Senior Subordinated Notes due 2011
                                      for
                          a like principal amount of
                  10-3/8% Senior Subordinated Notes due 2011
          that have been registered under the Securities Act of 1933

               Pursuant to the Prospectus dated _________, 2002

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., LONDON, ENGLAND, TIME, ON _________, 2002, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., LONDON, ENGLAND, TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:
                             The Bank of New York

            By Registered Mail, Hand Delivery or Overnight Carrier:
                             The Bank of New York
                              Lower Ground Floor
                               30 Cannon Street
                                    London
                                   EC4M 6XH
                           Attention: Julie McCarthy

      For Information Call:                    Facsimile Transmission Number:
     011 44 207 964-6513 or                        011 44 207 964-6369 or
      011 44 207 964-7235                           011 44 207 964-7294
                                                   Confirm by Telephone:
                                                    011 44 207 964-7235


           The Luxembourg Exchange Agent for the Exchange Offer is:
                    The Bank of New York (Luxembourg) S.A.

                    The Bank of New York (Luxembourg) S.A.
                                Aerogolf Center
                                 1A, Hoehenhof
                             L-1736 Senningerberg
                                  Luxembourg

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer
- Procedures for Tendering Original Notes" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at either Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), or Clearstream Bank, societe anonyme ("Clearstream"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Original Notes into the Exchange Agent's account at Euroclear or Clearstream. The term "Agent's Message" means a message, transmitted by Euroclear or Clearstream to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that Euroclear or Clearstream has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that Chesapeake Corporation, a Virginia corporation (the "Company") may enforce this Letter of Transmittal against such participant.

     Delivery of documents to Euroclear or Clearstream does not constitute delivery to the Exchange Agent.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

--------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF ORIGINAL NOTES
---------------------------------------------------------------------------------------------------

Name(s) and Address(es) of Registered                            Original Notes
 Holder(s)                                            (Attach additional list if necessary)
(Please fill in, if blank, exactly as
 name(s) appear(s) on Certificate(s))

---------------------------------------------------------------------------------------------------
                                                                   Aggregate
                                                               Principal Amount   Principal Amount
                                                                  of Original        of Original
                                                                     Notes         Notes Tendered
                                                Certificate     Represented by      (If Less Than
                                               Number(s)(1)    Certificate(s)(1)       All)(2)
                                            -------------------------------------------------------
                                            -------------------------------------------------------
                                            -------------------------------------------------------
                                            -------------------------------------------------------
                                            -------------------------------------------------------
                                            -------------------------------------------------------
                                                  Total:
---------------------------------------------------------------------------------------------------

(1)  Need not be completed by Book-Entry Holders.
(2) Original Notes may be tendered in whole or in part in multiples of (Pounds)1,000. Unless otherwise indicated, it will be assumed that all Original Notes described above are being tendered. See Instruction 4.

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:

[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH EUROCLEAR OR CLEARSTREAM AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution______________________________________________

     Euroclear or Clearstream Account Number__________________

     Transaction Code Number__________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE EUROCLEAR OR CLEARSTREAM ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:______________________________________________________________________

     Address:___________________________________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to Chesapeake Corporation, a Virginia corporation (the "Company"), the above described principal amount of the Company's 10-3/8% Senior Subordinated Notes due 2011 (the "Original Notes") in exchange for an equivalent amount of the Company's 10-3/8% Senior Subordinated Notes due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ______, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as is being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at Euroclear or Clearstream), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer - Procedures for Tendering Original Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at Euroclear or Clearstream. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at Euroclear or Clearstream. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

     By tendering Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of the Company, (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes. The Company may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the Original Notes to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the effective date of the registration statement relating to the Exchange Notes (the "Effective Date") (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer - Exchange Agent."

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     The undersigned, by completing the box entitled "Description of Original Notes" above and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box.

---------------------------------------------       ------------------------------------------------
  SPECIAL ISSUANCE INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 4 AND 6)                                  (SEE INSTRUCTIONS 4 AND 6)
  To be completed ONLY if certificate(s) for          To be completed ONLY if certificate(s) for
Exchange Notes or Original Notes not                Exchange Notes or Original Notes not tendered
tendered or accepted for exchange are to be         or accepted for exchange are to be sent to
issued in the name of and sent to someone           someone other than the undersigned, or to the
other than the undersigned.                         undersigned at an address other than that
                                                    above.
Issue certificates for Exchange Notes/Original
Notes not tendered or accepted to:                  Deliver certificates for Exchange Notes/Original
                                                    Notes not tendered or accepted to:
Name(s): ____________________________________
                 (Please Print)                     Name: __________________________________________
Address: ____________________________________                         (Please Print)

_____________________________________________       Address: _______________________________________
                (Include Zip Code)
                                                    ________________________________________________
_____________________________________________                        (Include Zip Code)
 (Tax Identification or Social Security No.)
---------------------------------------------       ------------------------------------------------

--------------------------------------------------------------------------------
                                   IMPORTANT
                               PLEASE SIGN HERE
    (U.S. Holders should also complete the Substitute Form W-9 below, and non-U.S. Holders should also complete the enclosed Form W-8BEN or W-8IMY, as applicable)


________________________________________________________________________________
                          (Signature(s) of Holder(s))

________________________________________________________________________________
                          (Signature(s) of Holder(s))

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 Dated:  _____________________, 2002

 Name(s): _____________________________________________________________________
                              (Please type or print)

 Capacity (Full Title): _______________________________________________________

 Address: _____________________________________________________________________

 ______________________________________________________________________________
                              (Include Zip Code)

 _______________________________  _____________________________________________
  (Area Code and Telephone No.)    (Tax Identification or Social Security No.)

--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 2 and 5)

 Authorized Signature: ________________________________________________________

 Name: ________________________________________________________________________
                              (Please Type or Print)

 Address: _____________________________________________________________________

 ______________________________________________________________________________
                              (Include Zip Code)

 Full Title and Name of Firm: _________________________________________________

 Dated: __________________________, 2002

--------------------------------------------------------------------------------

                                 INSTRUCTIONS
        Forming Part of the Terms and Conditions of the Exchange Offer

     1.   Delivery of Letter of Transmittal and Certificates.
This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer - Procedures for Tendering Original Notes" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at Euroclear or Clearstream as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu thereof. Original Notes may be tendered in whole or in part in integral multiples of (Pounds)1,000.

     The method of delivery of certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

          (a) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in Euroclear or Clearstream whose name appears on a security position listing as the owner of the Original Notes (the "Holder")) of Original Notes tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (b) such Original Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Original Notes" is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

     4. Partial Tenders and Withdrawal Rights. Tenders of Original Notes will be accepted only in integral multiples of (Pounds)1,000. If less than all the Original Notes evidenced by any Certificates submitted are to be tendered, fill in the principal amount of Original Notes that is to be tendered in the box entitled "Principal Amount of Original Notes Tendered." In such case, new Certificate(s) for the remainder of the Original Notes that was evidenced by your old Certificate(s) will be sent to the Holder of the Original Notes, unless otherwise indicated in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn, and (if Certificates for Original Notes have been tendered) the name of the registered Holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering Original Notes," the notice of withdrawal must specify the name and number of the account at Euroclear or Clearstream to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -Procedures for Tendering Original Notes."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

     5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signatures on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If certificates for Exchange Notes and/or Original Notes not tendered or accepted for exchange are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if such certificates are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. See Instruction 4.

     7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer - Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Original Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% Backup Withholding; Substitute Form W-9, Form W-8BEN and Form W-8IMY. Under the U.S. Federal income tax law, a Holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below if such Holder is U.S. person. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     If the Holder is a non-U.S. person or organization and the beneficial owner of the Original Notes, such Holder must provide the Exchange Agent with a Form W-8BEN certifying its non-U.S. status. If the Holder is a non-U.S. person or organization acting as an intermediary for the beneficial owner of the Original Notes such Holder must provide the Exchange Agent with a Form W-8IMY certifying its status as a non-U.S. intermediary. If the Holder is both a non-U.S. intermediary and a non-U.S. beneficial owner, it must provide the Exchange Agent with both Form W-8BEN and Form W-8IMY. We have enclosed with this Letter of Transmittal a Form W-8BEN and a Form W-8IMY, each with the applicable instructions for completing such form.

     Certain holders (including, among others, corporations, financial institutions and certain non-U.S. persons) may not be subject to the backup withholding and reporting requirements. Such holders who are U.S. persons should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A non-U.S. person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN or W-8IMY, as appropriate, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" and the enclosed instructions for completing Forms W-8BEN and W-8IMY for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

     12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Original Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. Security Transfer Taxes. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

------------------------------------------------------------------------------------------------------------------------------------
                                                PAYER'S NAME: The Bank of New York
------------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                             Part 1 - PLEASE PROVIDE YOUR
                                        TIN IN THE BOX AT THE RIGHT             ___________________________________________________
 FORM W-9                               AND CERTIFY BY SIGNING AND                            Social Security Number(s)
                                        DATING BELOW.                           OR
 (See Instruction 9)
                                                                                ___________________________________________________
 Please fill in your name and address                                                     Employer Identification Number(s)
 below.
                                       --------------------------------------------------------------------------------------------
                                        Part 2 - Certification -- Under penalties of perjury, I
--------------------------------------  certify that:
 Name                                                                                                 Part 3 --
                                        (1)  The number shown on this form is my correct
                                             Taxpayer Identification Number (or I am waiting          Awaiting TIN            [_]
--------------------------------------       for a number to be issued to me) and
 Address (Number and Street)                                                                         _____________________________
                                        (2)  I am not subject to backup withholding because
                                             (a) I am exempt from backup withholding, or (b) I
--------------------------------------       have not been notified by the Internal Revenue           Part 4 -- For Payee Exempt
 (City, State and Zip Code)                  Service ("IRS") that I am subject to backup              from Backup Withholding
                                             withholding as a result of failure to report all
                                             interest or dividends or (c) the IRS has notified me     Exempt                  [_]
                                             that I am no longer subject to backup withholding.
 Department of the Treasury
 Internal Revenue Service
                                       --------------------------------------------------------------------------------------------
                                        Certification Instructions -- You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you currently are subject to backup withholding because of
 Payer's Request for Taxpayer           under-reporting interest or dividends on your tax return.  However, if after being notified
 Identification Number (TIN)            by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2).  If you are exempt from backup withholding, check the box in Part 4 above.


                                        SIGNATURE:________________________________________________    DATE:__________, 20__

------------------------------------------------------------------------------------------------------------------------------------

     NOTE: Failure to complete and return this form may result in backup withholding of 31% of any payments made to you pursuant to the Exchange Offer. Please review the guidelines below for additional details.

          You must complete the following certificate if you checked the box in Part 3 of Substitute Form W-9.


----------------------------------------------------------------------------
          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, 31% of all reportable payments made to me will be withheld.

 ___________________________________     ___________________________________
             Signature                                  Date
----------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

          GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

----------------------------------------------------------    ----------------------------------------------------------------------
                                Give the SOCIAL SECURITY                                            Give the EMPLOYER
 For this type of account:      number of --                    For this type of account:           IDENTIFICATION number of --
----------------------------------------------------------    ----------------------------------------------------------------------
1. An individual's account      The individual                  9.  A valid trust, estate, or       The legal entity (Do not furnish
                                                                    pension trust                   the identifying number of the
                                                                                                    personal representative or
                                                                                                    trustee unless the legal entity
                                                                                                    itself is not designated in the
                                                                                                    account title.)(5)

2. Two or more individuals      The actual owner of the         10. Corporate account               The corporation
   (joint account)              account or, if combined
                                funds, any one of the
                                individuals(1)

3. Husband and wife (joint      The actual owner of the         11. Religious, charitable or        The organization
   account)                     account or, if joint funds,         educational organization
                                either person(1)                    account

4. Custodian account of a       The minor(2)                    12. Partnership account held        The partnership
   minor(Uniform Gift to                                            in the name of the
   Minors Act)                                                      business

5. Adult and minor (joint       The adult or, if the minor      13. Association, club or            The organization
   account)                     is the only contributor,            other tax-exempt
                                the minor(1)                        organization

6. Account in the name of       The ward, minor, or             14. A broker or registered          The broker or nominee
   guardian or committee        incompetent person(3)               nominee
   for a designated ward,
   minor or incompetent
   person

7. a. The usual revocable       The grantor-trustee(1)          15. Account with the Department     The public entity
      savings trust account                                         of Agriculture in the name
      (grantor is also                                              of a public entity (such as
      trustee)                                                      a state or local government,
                                                                    school district or prison)
                                                                    that receives agricultural
                                                                    program payments

   b. So-called trust account   The actual owner(l)
      that is not a legal or
      valid trust under state
      law

8. Sole proprietorship account  The owner(4)
----------------------------------------------------------    ----------------------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the owner.
(5)  List first and circle the name of the legal trust, estate or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, from your local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on payments of interest, dividends and with respect to broker transactions include the following:

     .    A corporation.
     .    A financial institution.
     . An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).
     .    The U.S. or any agency or instrumentality thereof.
     . A state, the District of Columbia, a possession of the U.S. or any subdivision or instrumentality thereof.
     . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
     .    An international organization or any agency or instrumentality thereof.
     . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
     .    A real estate investment trust.
     .    A common trust fund operated by a bank under section 584(a).
     . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
     .    An entity registered at all times under the Investment Company Act of
          1940.
     .    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     .    Payments to nonresident aliens subject to withholding under section
          1441.
     . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
     . Payments of patronage dividends where the amount received is not paid in money.
     .    Payments made by certain foreign organizations.
     . Payments made to a middleman known in the investment community as a nominee as listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of interest not generally subject to backup withholding include the following:

     . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
     . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
     .    Payments described in section 6049(b)(5) to non-resident aliens.
     .    Payments on tax-free covenant bonds under section 1451.
     .    Payments made by certain foreign organizations.
     . Payments made to a middleman known in the investment community as a nominee as listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
     .    Mortgage interest paid to the payer.
     . Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and
6050N and their regulations.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. --If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.